Cash and cash equivalents	6 Months Ended
Jun. 30, 2026
Cash and cash equivalents [abstract]
Cash and cash equivalents
9. Cash and cash equivalents

	June 30, 2026	December 31, 2025
	$	$
USD – United States dollar	35,713,777	19,191,738
AUD – Australian dollar	590,616	373,330
GBP – Sterling	549,754	226,857
TZS – Tanzanian Shilling	438,716	347,837
Other currencies	1,433	4,488
Total cash and cash equivalents	37,294,296	20,144,250
Cash and cash equivalents consist of cash at banks and on hand. On June 30, 2026, total cash includes $12.46 million (December 31, 2025: $6.57 million) in Kabanga Nickel Limited and its subsidiaries and is available only for the development of the Kabanga Nickel Project under the terms of the senior secured bridge loan facility. Included in this cash is an amount of $140,322 (December 31, 2025: $149,694) held in escrow and restricted for compensation payments to Projected Affected Persons in connection with the Kabanga Nickel Project.